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                                                                   EXHIBIT 10(d)

                      FORM OF PRIVATE PLACEMENT PURCHASE AGREEMENT
                      --------------------------------------------
United Rentals, Inc.
Four Greenwich Office Park
Greenwich, Connecticut 06830

Re: Purchase of Units

Gentlemen:

1.       Purchase of Units.

(a) United Rentals, Inc. (the "Company") hereby sells to the undersigned (the "Subscriber"), and Subscriber hereby purchases from the Company, the number of Units set forth opposite Subscriber's name below. The purchase price for each Unit is $3.50, and is payable concurrently herewith.

(b) Each Unit consists of one share of common stock of the Company ("common stock") and a warrant (collectively, the "Warrants") in the form of Exhibit A to purchase one-half share of common stock. The preceding sentence gives effect to a contemplated stock split upon which Bradley Jacobs and his family will own 10,000,00 shares of common stock and 5,000,000 Warrants.

(c) Until the fifth anniversary of the date of this Agreement or, if earlier, until the Termination Date (as defined in Section 2(b)(iii)) all of Subscriber's shares of common stock and Warrants will be registered in the name of Subscriber and will be delivered to him, provided that Subscriber shall promptly redeliver such certificates to John Milne, together with a stock and warrant power therefor endorsed in blank. John Milne will hold such certificates and stock and warrant power for the benefit of Subscriber as a Shareholder and also for the benefit of the Company hereunder in order to effectuate the provisions of this Agreement. Should Subscriber request that John Milne deliver any such certificates or stock or warrant power to a lender as collateral for a loan to Subscriber, and should John Milne do so in his sole discretion, Subscriber shall direct such lender to redeliver such certificates or stock or warrant power to John Milne on repayment of Subscriber's obligations to such lender.

2.       Units Subject to Call.

         (a) Subject to the provisions of Section 2(b), upon notice by the Company to Subscriber given at any time or times (a "Call Notice"), the Company shall be obligated to purchase from Subscriber, and Subscriber shall be obligated to sell to the Company, at the purchase price and at the closing set forth below, that number of Units which is set forth in the Call Notice. The Company's rights to purchase Units as aforesaid is referred to herein as a "Call." For the purposes of this Section, "Units" also includes any shares of common stock which have been issued upon exercise of Warrants included in the Units.

         (b)      Period during which Calls may be made.

                  (i) THE COMPANY MAY MAKE CALLS BEFORE SEPTEMBER 1, 2005 IN THE EVENT THAT EITHER OF THE OR BOTH OF THE FOLLOWING (A "DEFAULT EVENT") SHALL BE TRUE:

                           (A)  THE COMPANY --IN ITS SOLE INCONTESTABLE
                                DISCRETION -- BELIEVES THAT SUBSCRIBER HAS AT ANY TIME BREACHED ANY COVENANT OR OBLIGATION TO THE COMPANY OR UNDERSTANDING WITH THE COMPANY, WHETHER OR NOT SUCH COVENANT OR OBLIGATION OR UNDERSTANDING IS LEGALLY ENFORCEABLE, OR

                           (B)  THE COMPANY - IN ITS SOLE INCONTESTABLE
                                DISCRETION -- BELIEVES THAT SUBSCRIBER HAS AT ANY TIME CONDUCTED HIMSELF OR HERSELF IN A MANNER WHICH ADVERSELY
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                           AFFECTS OR COULD ADVERSELY AFFECT THE COMPANY.

                (ii) So long as no default event has occurred:

                     (A) all Units shall be subject to Call until the first
                         anniversary of the date of this Agreement;

                     (B) one-third of the Units shall cease to be subject to a
                         Call on the first anniversary of the date of this Agreement; and

                     (C) two-thirds of the Units shall cease to be subject to a
                         Call on the second anniversary of the date of this Agreement; and

                     (D) no Calls may be made after the third anniversary of the date of this Agreement.


              (iii) Notwithstanding anything to the contrary contained herein, no Calls may be made after the occurrence of a Change of Control (as hereinafter defined), provided that this clause
                     (iii) shall not apply so long as after such Change of Control Bradley Jacobs is the Company's chief executive officer. The first date as of which Calls may not be made under this Section is referred to above as the "Termination Date."

              (iv) A "Change of Control" for the purposes of this agreement shall be deemed to have occurred if and only if:

                     (A) any "person" is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Act") directly or indirectly, of securities of United Rentals, Inc. representing 50% or more of the total voting power represented by then outstanding voting securities of United Rentals, Inc., or has the power (whether as a result of stock ownership, revocable or irrevocable proxies, contract or otherwise) or ability to elect or cause the election of directors consisting at the time of such election of a majority of the Board. The term "persons" is defined in Sections 13(d) and 14(d) of the Act, except that the term "person" shall not include:

                         (1) any person or an Affiliate of such person who as of the date of this Agreement owns 10% or more of the total voting power represented by the outstanding voting securities of the Company; and

                         (2) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or a corporation which is owned directly or indirectly by the stockholders of the Company in substantially the same percentage as their ownership in the Company; or

                     (B) the stockholders of United Rentals, Inc. approve a merger of United Rentals, Inc., or a plan of complete liquidation of United Rentals, Inc., or an agreement for the sale or disposition by United Rentals, Inc. of all or substantially all of its assets, or any other business combination of United Rentals, Inc. with any other corporation, other than any such merger or business combination which would result in the voting securities of United Rentals, Inc. outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of United Rentals, Inc. or such surviving entity outstanding immediately after such merger or business
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                              combination. An "Affiliate" of a person is a
                              person that controls, is controlled by, or is under common control with such person.

(c) Subscriber acknowledges that the Company may in its discretion elect to call Units owned by one or more shareholders but not to call Units owned by other shareholders.

(d) The purchase price for each Unit subject to a Call shall be payable in cash at the Closing (as hereinafter defined) and shall be equal to $3.50, plus a return thereon accruing at the rate of 10% per annum from the date hereof until the Closing therefor.

(e) The closing (the "Closing") for each Call shall occur at the offices of the Company on the 10th business day after the Call Notice therefor. At the Closing, Subscriber shall deliver to the Company the securities comprising the Units in form acceptable for transfer, free and clear of all liens, claims and encumbrances.

(f) Until the Closing for any Units, Subscriber shall have the right to vote the shares of common stock included in the Units and to receive any dividends declared thereon.

3.       Come Along and Bring Along.

(a) Until the fifth anniversary of the date of this Agreement, should Bradley Jacobs or any entity which Bradley Jacobs designates as his affiliate sell any Units, Warrants or common stock which he owns beneficially in a commercial, non-charitable transaction (a "triggering sale"), then Bradley Jacobs will concurrently therewith or as soon as practicable before or after the triggering sale use his best efforts on behalf of Subscriber to sell a pro rata portion of Subscriber's Units, Warrants or common stock at then prevailing prices. In calculating Subscriber's pro rata portion under the preceding sentence, account shall be taken only of Subscriber's shares of common stock which were purchased as part of the Units or which were issued to Subscriber on exercise of the Warrants.

(b) Bradley Jacobs shall give to the Subscriber oral or written or telephonic notice of any such sales as soon as practicable after the sales have been consummated, or, in the case of a series of sales, after the series of sales have been consummated. Should Subscriber within 24 hours' thereafter request by written notice to Bradley Jacobs that all (but not any part) of such sales be rescinded by reallocating such sales to other persons who are affiliates of the Company, Bradley Jacobs will rescind all or any part of such sales to the extent that such reallocations can be made in his reasonable discretion.

(c) Neither the Company nor Bradley Jacobs represents or warrants that any triggering sale will occur.

(d) Subscriber agrees that until the fifth anniversary of the date of this Agreement (or, if later, until the second anniversary of any consummation of a public offering by the Company), Subscriber shall not without the Company's prior written consent (which may be withheld or delayed at its discretion, and which may be offered to some shareholders and not to other shareholders) make any sale or other disposition of any Units, warrants or common stock except as required under Section 3(a). The foregoing shall not restrict charitable gifts which do not for any year after the date of this Agreement exceed 10% of the number of Units initially purchased by Subscriber hereunder.

4. Attorney in Fact. Subscriber hereby irrevocably appoints each of Bradley Jacobs and the Company as his or her attorney in fact, with full power of substitution and in Subscriber's name or otherwise, to effect all sales which Subscriber is required to make under the terms of this Agreement. John Milne is expressly authorized to deliver the certificates and stock power he holds under this Agreement to the buyer in any such transaction.

5. Securities and other Representations.

(a) Subscriber represents and warrants that it is purchasing the Units solely for investment solely for its

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     own account and not with a view to or for the resale or distribution thereof.

          (b) In addition to the restrictions set forth in Section 3, Subscriber understands that it may sell or otherwise transfer the Units or the Warrants or the shares issuable on exercise of the Warrants only if such transaction is duly registered under the Securities Act of 1933, as amended, or if Subscriber shall have received the favorable opinion of counsel to the holder, which opinion shall be reasonably satisfactory to counsel to the Company, to the effect that such sale or other transfer may be made in the absence of registration under the Securities Act of 1933, as amended, and registration or qualification in every applicable state.

          (c) Subscriber has no demand, piggyback or other registration rights.

          (d) Subscriber has not relied upon the advice of a "Purchaser Representative" (as defined in Regulation D of the Securities
                  Act) in evaluating the risks and merits of this investment.

          (e) Subscriber represents and warrants that Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act of 1933, as amended, and shall be such on the date any shares are issued to the holder; Subscriber acknowledges that Subscriber is able to bear the economic risk of losing Subscriber's entire investment in the shares and understands that an investment in the Company involves substantial risks; Subscriber has the power and authority to enter into this agreement, and the execution and delivery of, and performance under this agreement shall not conflict with any rule, regulation, judgment or agreement applicable to the Subscriber; and Subscriber has invested in previous transactions involving restricted securities. Subscriber realizes that the Units are not a liquid investment.

6. Subscriber Aware of Risks; No Representations. Subscriber has the knowledge and experience to evaluate the Company and the risks and merits relating thereto. Subscriber acknowledges that the Company is newly formed and had heretofore not engaged in any business activities. NEITHER THE COMPANY NOR ANY OF ITS SHAREHOLDERS MAKES ANY REPRESENTATIONS OR WARRANTIES OR PROJECTIONS WHATSOEVER WITH RESPECT TO ANY MATTER OR THING, WHETHER WITH RESPECT TO THE PRESENT OR FUTURE PERFORMANCE OR PROSPECTS OF THE COMPANY OR OF ITS COMPETITORS, OR OTHERWISE.

7. No Offsets. The obligations of Subscriber under this Agreement shall not be subject to any defense or offset or counterclaim for any matter or thing, including, without limitation, any actual or claimed breach by the Company of any obligation or covenant, it being understood that any and all claims by Subscriber may be brought by Subscriber only in separate proceedings.

8. Miscellaneous.

           (a) The certificates representing the Units will be legended to reflect the restrictions and other provisions of this Agreement.

           (b) This Agreement may not be changed or terminated except by written agreement. It shall be binding on the parties and on their personal representatives and permitted assigns.

           (c) It sets forth all agreements of the parties. It supersedes and cancels all prior agreements with respect to the subject matter hereof. It shall be enforceable by decrees of specific performance (without posting bond or other security) as well as by other available remedies.

           (d) Each party hereto shall be responsible for its own expenses with regard to the negotiation and execution of this Agreement.

           (e) This Agreement shall be governed by, and construed in accordance with, the laws of Delaware. The federal and state courts sitting in Connecticut shall have exclusive jurisdiction over all matters relating to this Agreement. Trial by jury is expressly waived.

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           (f)    All notices, requests, service of process, consents, and other communications under this Agreement shall be in writing and shall be deemed to have been delivered (i) on the date personally delivered or (ii) one day after properly sent by Federal Express, addressed to the respective parties at their address set forth in this Agreement or (iii) on the day transmitted by facsimile so long as a confirmation copy is simultaneously forwarded by Federal Express, in each case addressed to the respective parties at their address set forth in this Agreement. Either party hereto may designate a different address by providing written notice of such new address to the other party hereto as provided above.


Dated:

SUBSCRIBER:

Signature: _________________________

Type or print name:

Address:

Social Security No:

Number of Units:

AGREED:

UNITED RENTALS, INC.

BY_______________________

Confirmed as to Sections 3 and 4:

---------------------------
Bradley Jacobs

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                                   Exhibit A

Neither this Warrant nor the shares of Common Stock issuable on exercise of this Warrant have been registered under the Securities Act of 1933. None of such securities may be transferred in the absence of registration under such Act or an opinion of counsel to the effect that such registration is not required.

                              UNITED RENTALS, INC.

WARRANT

DATED:

Number of Shares:

Holder:

Address:

-------------------------------

1. THIS CERTIFIES THAT the Holder is entitled to purchase from UNITED RENTALS, INC., a Delaware corporation (hereinafter called the "Company"), the number of shares of the Company's common stock ("Common Stock") set forth above, at an exercise price equal to $10.00. This Warrant may be exercised in whole or in part at any time prior to expiration.

2. All rights granted under this Warrant shall expire on the tenth anniversary of the date of issuance of this Warrant.

3. This Warrant and the Common Stock issuable on exercise of this Warrant (the "Underlying Shares") may be transferred, sold, assigned or hypothecated, only if registered by the Company under the Securities Act of 1933 (the "Act") or if the Company has received from counsel to the Company a written opinion to the effect that registration of the Warrant or the Underlying Shares is not necessary in connection with such transfer, sale, assignment or hypothecation. The Holder shall through its counsel provide such information as is reasonably necessary in connection with such opinion. TRANSFER OF THIS WARRANT OF THE UNDERLYING SHARES IS ALSO RESTRICTED UNDER THE TERMS OF A PRIVATE PLACEMENT PURCHASE AGREEMENT DATED OF EVEN DATE HEREWITH. The Warrant and the Underlying Shares shall be appropriately legended to reflect these restrictions and stop transfer instructions shall apply.

4. Any permitted assignment of this Warrant shall be effected by the Holder by (i) executing the form of assignment at the end hereof, (ii) surrendering the Warrant for cancellation at the office of the Company, accompanied by the opinion of counsel to the Company referred to above; and (iii) unless in connection with an effective registration statement which covers the sale of this Warrant and or the shares underlying the Warrant, delivery to the Company of a statement by the transferee (in a form acceptable to the Company and its counsel) that such Warrant is being acquired by the Holder for investment and not with a view to its distribution or resale; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) new Warrants representing in the aggregate rights to purchase the same number of Shares as are purchasable under the Warrant surrendered. Such Warrants shall be exercisable immediately upon any such assignment of the number of Warrants assigned. The transferor will pay all relevant transfer taxes. Replacement warrants shall bear the same legend as is borne by this Warrant.

5. The term "Holder" should be deemed to include any permitted record transferee of this Warrant.

6. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the

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holder thereof. The Company further covenants and agrees that, during the periods within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of this Warrant and all other Warrants.

7. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

8. In the event that as a result of reorganization, merger, consolidation, liquidation, recapitalization, stock split, combination of shares or stock dividends payable with respect to such Common Stock, the outstanding shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of another corporation, then appropriate adjustments in the number and kind of such securities then subject to this Warrant shall be made effective as of the date of such occurrence so that the position of the Holder upon exercise will be the same as it would have been had it owned immediately prior to the occurrence of such events the Common Stock subject to this Warrant. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify the Holder of the Warrant of each such adjustment. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this Warrant adjusted accordingly.

9. The rights represented by this Warrant may be exercised at any time within the period above specified by (i) surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the exercise price for the number of Shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) unless in connection with an effective registration statement which covers the sale of the shares underlying the Warrant, the delivery to the Company of a statement by the Holder (in a form acceptable to the Company and its counsel) that such Shares are being acquired by the Holder for investment and not with a view to their distribution or resale.

10. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware. The federal and state courts in Connecticut shall have exclusive jurisdiction over this instrument and the enforcement thereof. Service of process shall be effective if by certified mail, return receipt requested. All notices shall be in writing and shall be deemed given upon receipt by the party to whom addressed. This instrument shall be enforceable by decrees of specific performances well as other remedies.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers under Its corporate seal, and to be dated as of the date set forth above.

UNITED RENTALS, INC.

By__________________________

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